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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                               DECEMBER 31, 1996
                             ---------------------
                            Date of Report (Date of
                            Earliest Event Reported)

                              THE CARE GROUP, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


     DELAWARE                        0-17821                     11-2962027
----------------                 ----------------             ---------------
(State or other                  (Commission File             (IRS Employer
 jurisdiction of                  Number)                      Identification
 incorporation)                                                No.)


1 HOLLOW LANE
LAKE SUCCESS, NY                                                    11042
---------------------                                             ----------
(Address of principal                                             (Zip Code)
executive offices)


                                  516/869-8383
                                  ------------
              (Registrant's Telephone Number Including Area Code)

                                      N.A.
                                      ----
                 (Former Address, if changed since last Report)

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Item 5.  Other Events

    On December 31, 1996, The Care Group, Inc. (the "Company") entered into a Loan Agreement (the "Loan Agreement") with Key Bank of New York providing for a revolving credit facility of $9 million. The Loan Agreement is secured by (i) a lien on all of the personal properties and assets of the Company and its subsidiaries; (ii) a pledge by the Company of the capital stock of its subsidiaries; and (iii) guaranties of the Company's wholly owned subsidiaries. The Company used approximately $5.2 million of the funds made available under the Loan Agreement to repay the then existing bank indebtedness of the Company to Chase Manhattan Bank and intends to use the remaining portion of the facility to provide working capital for general corporate purposes of the Company.

    The Loan Agreement sets forth covenants of the Company relating to financial ratios, acquisitions, operations, additional indebtedness, permitted liens and payment of dividends, as well as other customary affirmative and negative covenants. The Loan Agreement will terminate no later than December 31, 1999. Copies of the Loan Agreement and certain related documents are filed with this Report as Exhibits 10.3 - 10.7 and any description or summary thereof set forth in this Report is qualified in its entirety by reference to the complete terms and conditions of the Loan Agreement and such related documents. A copy of the Company's Press Release dated January 6, 1997 announcing its entering into the new credit facility is attached hereto as Exhibit 99.1.

    The closing of the transactions described herein took place on December 31, 1996.

Item 7.  Financial Statements and Exhibits

         (c)       Exhibits.

         10.3 Loan Agreement dated December 31, 1996 by and between Key Bank of New York and the Company. Exhibits 10.3 - 10.7 omit certain schedules and exhibits which are referred to therein. The Registrant agrees to furnish a copy of any such omitted schedule or exhibit supplementally upon request from the Commission's staff.

         10.4 Form of Borrower Pledge Agreement dated December 31, 1996 by and between Key Bank of New York and the Company.

         10.5 Form of Borrower Security Agreement dated December 31, 1996 by and between Key Bank of New York and the Company.

         10.6 Form of Guarantor Security Agreement dated December 31, 1996 by and between Key Bank of New York and each of the Company's subsidiaries.

         10.7 Form of Guaranty dated December 31, 1996 by each of the Company's subsidiaries in favor of Key Bank of New York.

         99.1 Press Release of the Company dated January 6, 1997 announcing its entry into the Loan Agreement.

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                                   SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            THE CARE GROUP, INC.
                                            (Registrant)



                                            By:/s/ Pat H. Celli
                                               ------------------------------
                                               Name:  Pat H. Celli
                                               Title: Chief Financial Officer


Dated: January 21, 1997

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                               INDEX TO EXHIBITS

Exhibit
Number     Description
-------    -----------

10.3 Loan Agreement dated December 31, 1996 by and between Key Bank of New York and the Company. Exhibits 10.3 - 10.7 omit certain schedules and exhibits which are referred to therein. The Registrant agrees to furnish a copy of any such omitted schedule or exhibit supplementally upon request from the Commission's staff.

10.4 Form of Borrower Pledge Agreement dated December 31, 1996 by and between Key Bank of New York and the Company.

10.5 Form of Borrower Security Agreement dated December 31, 1996 by and between Key Bank of New York and the Company.

10.6 Form of Guarantor Security Agreement dated December 31, 1996 by and between Key Bank of New York and each of the Company's subsidiaries.

10.7 Form of Guaranty dated December 31, 1996 by each of the Company's subsidiaries in favor of Key Bank of New York.

99.1 Press Release of the Company dated January 6, 1997 announcing its entry into the Loan Agreement.